                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998

EXHIBIT 21


                                            TDS COMPANIES
                                            -------------


TELEPHONE COMPANIES
-------------------
TDS TELECOMMUNICATIONS CORPORATION                                                         DELAWARE

NORTHEAST REGION
----------------
THE CHICHESTER TELEPHONE COMPANY                                                           NEW HAMPSHIRE
DEPOSIT TELEPHONE COMPANY, INC.                                                            NEW YORK
EDWARDS TELEPHONE COMPANY, INC.                                                            NEW YORK
HAMPDEN TELEPHONE COMPANY                                                                  MAINE
HARTLAND & ST. ALBANS TELEPHONE COMPANY                                                    MAINE
THE ISLAND TELEPHONE COMPANY                                                               MAINE
KEARSARGE TELEPHONE COMPANY                                                                NEW HAMPSHIRE
LUDLOW TELEPHONE COMPANY                                                                   VERMONT
MAHANOY & MAHANTANGO TELEPHONE COMPANY                                                     PENNSYLVANIA
MERIDEN TELEPHONE COMPANY, INC.                                                            NEW HAMPSHIRE
NORTHFIELD TELEPHONE COMPANY                                                               VERMONT
ORISKANY FALLS TELEPHONE CORP.                                                             NEW YORK
PERKINSVILLE TELEPHONE COMPANY, INC.                                                       VERMONT
PORT BYRON TELEPHONE COMPANY                                                               NEW YORK
SOMERSET TELEPHONE COMPANY                                                                 MAINE
SUGAR VALLEY TELEPHONE COMPANY                                                             PENNSYLVANIA
VERNON TELEPHONE COMPANY                                                                   NEW YORK
WARREN TELEPHONE COMPANY                                                                   MAINE
WEST PENOBSCOT TELEPHONE & TELEGRAPH COMPANY                                               MAINE

SOUTHEAST REGION
----------------
AMELIA TELEPHONE CORPORATION                                                               VIRGINIA
BARNARDSVILLE TELEPHONE COMPANY                                                            NORTH CAROLINA
BLUE RIDGE TELEPHONE COMPANY                                                               GEORGIA
BUTLER TELEPHONE COMPANY, INC.                                                             ALABAMA
CALHOUN CITY TELEPHONE COMPANY, INC.                                                       MISSISSIPPI
CAMDEN TELEPHONE AND TELEGRAPH COMPANY                                                     GEORGIA
CONCORD TELEPHONE EXCHANGE, INC.                                                           TENNESSEE
HUMPHREYS COUNTY TELEPHONE COMPANY                                                         TENNESSEE
LESLIE COUNTY TELEPHONE COMPANY                                                            KENTUCKY
LEWISPORT TELEPHONE COMPANY, INC.                                                          KENTUCKY
McCLELLANVILLE TELEPHONE COMPANY, INC.                                                     SOUTH CAROLINA
MYRTLE TELEPHONE COMPANY                                                                   MISSISSIPPI
NELSON BALLGROUND TELEPHONE COMPANY                                                        GEORGIA
NEW CASTLE TELEPHONE COMPANY                                                               VIRGINIA
NORWAY TELEPHONE COMPANY                                                                   SOUTH CAROLINA
OAKMAN TELEPHONE COMPANY, INC.                                                             ALABAMA
PEOPLES TELEPHONE COMPANY                                                                  ALABAMA
QUINCY TELEPHONE COMPANY                                                                   FLORIDA
SALEM TELEPHONE COMPANY, INC.                                                              KENTUCKY
SALUDA MOUNTAIN TELEPHONE COMPANY                                                          NORTH CAROLINA
SERVICE TELEPHONE COMPANY, INC.                                                            NORTH CAROLINA
SOUTHEAST MISSISSIPPI TELEPHONE COMPANY                                                    MISSISSIPPI
ST STEPHEN TELEPHONE COMPANY                                                               SOUTH CAROLINA
TELLICO TELEPHONE COMPANY, INC.                                                            TENNESSEE
TENNESSEE TELEPHONE COMPANY                                                                TENNESSEE
VIRGINIA TELEPHONE COMPANY                                                                 VIRGINIA
WILLISTON TELEPHONE COMPANY                                                                SOUTH CAROLINA


                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998





WESTERN DIVISION
----------------
ARIZONA TELEPHONE COMPANY                                                                  ARIZONA
ASOTIN TELEPHONE COMPANY                                                                   WASHINGTON
CLEVELAND COUNTY TELEPHONE CO., INC.                                                       ARKANSAS
DECATUR TELEPHONE COMPANY                                                                  ARKANSAS
DELTA COUNTY TELE-COMM, INC.                                                               COLORADO
HAPPY VALLEY TELEPHONE COMPANY                                                             CALIFORNIA
HOME TELEPHONE COMPANY                                                                     OREGON
HORNITOS TELEPHONE COMPANY                                                                 CALIFORNIA
LEWIS RIVER TELEPHONE COMPANY                                                              WASHINGTON
MCDANIEL TELEPHONE COMPANY                                                                 DELAWARE
MID-AMERICA TELEPHONE, INC.                                                                OKLAHOMA
NEW LONDON TELEPHONE COMPANY                                                               MISSOURI
OKLAHOMA COMMUNICATION SYSTEMS, INC.                                                       OKLAHOMA
ORCHARD FARM TELEPHONE COMPANY                                                             MISSOURI
POTLATCH TELEPHONE COMPANY                                                                 IDAHO
SOUTHWESTERN TELEPHONE COMPANY                                                             ARIZONA
STOUTLAND TELEPHONE COMPANY                                                                MISSOURI
STRASBURG TELEPHONE COMPANY                                                                COLORADO
TROY TELEPHONE COMPANY, INC.                                                               IDAHO
WINTERHAVEN TELEPHONE COMPANY                                                              CALIFORNIA
WYANDOTTE TELEPHONE CO.                                                                    OKLAHOMA

MIDWEST REGION
--------------
ARVIG TELEPHONE COMPANY                                                                    MINNESOTA
BADGER TELECOM, INC.                                                                       WISCONSIN
BLACK EARTH TELEPHONE COMPANY, INC.                                                        WISCONSIN
BONDUEL TELEPHONE COMPANY                                                                  WISCONSIN
BRIDGE WATER TELEPHONE COMPANY                                                             MINNESOTA
BURLINGTON, BRIGHTON & WHEATLAND TELEPHONE COMPANY                                         WISCONSIN
CENTRAL STATE TELEPHONE COMPANY                                                            WISCONSIN
DANUBE COMMUNICATIONS, INC.                                                                MINNESOTA
EASTCOAST TELECOM, INC.                                                                    WISCONSIN
GRANTLAND TELECOM, INC.                                                                    WISCONSIN
MIDWAY TELEPHONE COMPANY                                                                   WISCONSIN
MID-STATE TELEPHONE COMPANY                                                                MINNESOTA
MT VERNON TELEPHONE COMPANY                                                                WISCONSIN
RIVERSIDE TELECOM, INC.                                                                    WISCONSIN
SCANDINAVIA TELEPHONE COMPANY                                                              WISCONSIN
STOCKBRIDGE & SHERWOOD TELEPHONE COMPANY, INC.                                             WISCONSIN
TENNEY TELEPHONE COMPANY                                                                   WISCONSIN
UTELCO, INC.                                                                               WISCONSIN
WAUNAKEE TELEPHONE COMPANY, INC.                                                           WISCONSIN
WINSTED TELEPHONE COMPANY                                                                  MINNESOTA



                                     Page 2

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                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998






MID-CENTRAL DIVISION
--------------------
ARCADIA TELEPHONE COMPANY                                                                  OHIO
CAMDEN TELEPHONE COMPANY                                                                   INDIANA
CHATHAM TELEPHONE COMPANY                                                                  MICHIGAN
COMMUNICATION CORPORATION OF MICHIGAN                                                      MICHIGAN
COMMUNICATIONS CORPORATION OF INDIANA                                                      INDIANA
COMMUNICATIONS CORPORATION OF SOUTHERN INDIANA                                             INDIANA
CONTINENTAL TELEPHONE COMPANY                                                              OHIO
HOME TELEPHONE COMPANY, INC.                                                               INDIANA
HOME TELEPHONE COMPANY OF PITTSBORO, INC.                                                  INDIANA
ISLAND TELEPHONE COMPANY                                                                   MICHIGAN
LITTLE MIAMI COMMUNICATIONS CORPORATION                                                    OHIO
OAKWOOD TELEPHONE COMPANY                                                                  OHIO
S & W TELEPHONE COMPANY, INC.                                                              INDIANA
SHIAWASSEE TELEPHONE COMPANY                                                               MICHIGAN
TIPTON TELEPHONE COMPANY, INC.                                                             INDIANA
TRI-COUNTY TELEPHONE COMPANY, INC.                                                         INDIANA
TOWNSHIP TELEPHONE CO.                                                                     DELAWARE
VANLUE TELEPHONE COMPANY                                                                   OHIO
WOLVERINE TELEPHONE COMPANY                                                                MICHIGAN

MANAGEMENT SERVICES
-------------------
TDS TELECOM INC.(f.k.a. Central Region TSSD, Inc.)                                         IOWA
ARVIG CELLULAR, INC.                                                                       MINNESOTA
ARVIG TELCOM, INC.                                                                         MINNESOTA
CAMDEN CELLULAR, INC.                                                                      DELAWARE
GEORGIA RSA # 12 PARTNERSHIP                                                               GEORGIA
METROPLEX COMMUNICATIONS CORPORATION                                                       WASHINGTON
METROPLEX RSA-7 CELLULAR COMMUNICATIONS CORPORATION                                        WASHINGTON
METROPLEX SECURITY COMPANY                                                                 WASHINGTON
U.S. LINK, INC.                                                                            MINNESOTA

CABLE COMPANIES
---------------
ACORN CABLE COMPANY                                                                        WASHINGTON
CAROLINA CABLE T.V. CO., INC.                                                              SOUTH CAROLINA
COMVIDEO SYSTEMS, INC.                                                                     CALIFORNIA
DELTA COUNTY CATV, INC.                                                                    DELAWARE
INTERLAKE CABLEVISION, INC.                                                                MINNESOTA
LEWISPORT CABLE TV COMPANY                                                                 KENTUCKY
METROPLEX CABLE INC.                                                                       WASHINGTON
TDS CABLE COMMUNICATIONS COMPANY, INC.                                                     IOWA
TRI-COUNTY COMMUNICATIONS CORPORATION                                                      INDIANA
VOLUTEER TV CABLE CO.                                                                      TENNESSEE
WARREN CABLE COMPANY                                                                       MAINE



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                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998






SERVICE COMPANIES
-----------------
AFFILIATE FUND                                                                             DELAWARE
AMERICAN COMMUNICATIONS CONSULTANTS, INC.                                                  TENNESSEE
AMERICAN RADIO COMMUNICATIONS, INC.                                                        DELAWARE
COMMVEST, INC.                                                                             DELAWARE
NATIONAL TELEPHONE & TELEGRAPH COMPANY                                                     CALIFORNIA
RUDEVCO, INC.                                                                              CALIFORNIA
S & W NEWCO, INC.                                                                          INDIANA
SUTTLE PRESS INC.                                                                          WISCONSIN
TDS DATACOM, INC.                                                                          DELAWARE
TDS METROCOM, INC.                                                                         DELAWARE
TDSNET                                                                                     ALABAMA
TDS REAL ESTATE INVESTMENT CORPORATION                                                     WISCONSIN
TEL RADIO COMMUNICATION PROPERTIES, INC.                                                   WISCONSIN
TELECOMMUNICATION TECHNOLOGIES FUND, INC.                                                  MARYLAND
TDS CAPITAL TRUST I                                                                        DELAWARE
TDS CAPITAL TRUST III                                                                      DELAWARE
TDS CAPITAL TRUST III                                                                      DELAWARE

RADIO PAGING COMPANIES
----------------------
AMERICAN MESSAGING SERVICES, LLC                                                           MINNESOTA
AMERICAN PAGING, INC. (OF CALIFORNIA)                                                      CALIFORNIA
API MERGER CORP. (f.k.a. American Paging, Inc.)                                            DELAWARE
APIXUS, INC.                                                                               MINNESOTA
PAGING HOLDING CO.                                                                         DELAWARE

PERSONAL COMMUNICATON SERVICE COMPANIES
---------------------------------------
AERIAL COMMUNICATIONS, INC.                                                                DELAWARE
AERIAL OPERATING COMPANY, INC. (f.k.a. APT OPERATING CO.)                                  DELAWARE
APT COLUMBUS, INC.                                                                         DELAWARE
APT HOUSTON, INC.                                                                          DELAWARE
APT KANSAS CITY, INC.                                                                      DELAWARE
APT MINNEAPOLIS, INC.                                                                      DELAWARE
APT TAMPA / ORLANDO, INC.                                                                  DELAWARE
APT PITTSBURGH GENERAL PARTNER, INC.                                                       PENNSYLVANIA
APT PITTSBURGH LIMITED PARTNERSHIP                                                         Partnership

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


                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998






CELLULAR COMPANIES
------------------
CELLULAR OPERATING MSA
----------------------
UNITED STATES CELLULAR CORPORATION                                                         DELAWARE
BANGOR CELLULAR TELEPHONE CO., L.P.                                                        DELAWARE
CALIFORNIA RURAL SERVICE AREA #1, INC.                                                     CALIFORNIA
CAMDEN CELLULAR TELEPHONE COMPANY, INC.                                                    DELAWARE
CAROLINA CELLULAR, INC.                                                                    NORTH CAROLINA
CARRYPHONE, INC.                                                                           DELAWARE
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.                                                      Partnership
CELLVEST, INC.                                                                             DELAWARE
CENTRAL CELLULAR TELEPHONES, LTD.                                                          ILLINOIS
CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC.                                           FLORIDA
CHARLOTTESVILLE MSA CELLULAR PARTNERSHIP                                                   Partnership
COMMUNITY CELLULAR TELEPHONE COMPANY                                                       TEXAS
CROOK COUNTY RSA LIMITED PARTNERSHIP                                                       Partnership
DAVENPORT CELLULAR TELEPHONE COMPANY, GP                                                   Partnership
DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                                                 DELAWARE
DUBUQUE CELLULAR TELEPHONE, L.P.                                                           DELAWARE
EAU CLAIRE MSA, INC.                                                                       WISCONSIN
EVANSVILLE CELLULAR TELEPHONE COMPANY, L.P.                                                Partnership
FARMERS CELLULAR TELEPHONE COMPANY, INC.                                                   DELAWARE
FARMERS MUTUAL CELLULAR TELEPHONE COMPANY, INC.                                            DELAWARE
FLORIDA RSA # 8, INC.                                                                      DELAWARE
GEORGIA RSA # 11, INC. (f.k.a. USCOC of Georgia RSA #14, Inc)                              GEORGIA
GRAY BUTTE JOINT VENTURE                                                                   Partnership
GREEN BAY CELLTELCO PARTNERSHIP                                                            Partnership
HARDY CELLULAR TELEPHONE COMPANY                                                           DELAWARE
HBM, INC.                                                                                  DELAWARE
ILLINOIS RSA # 3, INC.                                                                     ILLINOIS
INDIANA RSA # 4, INC.                                                                      DELAWARE
INDIANA RSA # 5, INC.                                                                      INDIANA
INDIANA RSA NO. 5 LIMITED PARTNERSHIP                                                      Partnership
IOWA # 13, INC.                                                                            DELAWARE
IOWA RSA # 12, INC.                                                                        DELAWARE
IOWA RSA # 3, INC.                                                                         DELAWARE
IOWA RSA # 9, INC.                                                                         DELAWARE
IOWA RSA NO. 12 LIMITED PARTNERSHIP                                                        DELAWARE
JACKSONVILLE CELLULAR PARTNERSHIP                                                          Partnership
JACKSONVILLE CELLULAR TELEPHONE CO. (f.k.a. GTE Mobilnet of Jacksonville II, Inc.)         DELAWARE
JANESVILLE CELLULAR TELEPHONE COMPANY, INC.                                                DELAWARE
JEFFERSON CELLULAR TELEPHONE COMPANY, INC.                                                 IOWA
JOPLIN CELLULAR TELEPHONE COMPANY, INC.                                                    DELAWARE
JOPLIN CELLULAR TELEPHONE COMPANY, L.P.                                                    Partnership
KANSAS RSA # 15, INC. (f.k.a. Ohio RSA # 1, Inc.)                                          OHIO
KENOSHA CELLULAR TELEPHONE, L.P. (f.k.a. Owensboro Cellular Telephone, L.P.)               Partnership
LACROSSE CELLULAR TELEPHONE COMPANY, INC.                                                  DELAWARE
LAR-TEX CELLULAR TELEPHONE COMPANY, INC.                                                   DELAWARE
LEAF RIVER VALLEY CELLULAR TELEPHONE COMPANY                                               ILLINOIS
LEWISTON CELLTELLCO PARTNERSHIP                                                            Partnership
MADISON CELLULAR TELEPHONE COMPANY                                                         Partnership
MAINE RSA # 1, INC.                                                                        MAINE

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                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998







MAINE RSA # 4, INC.                                                                        MAINE
MAINE RSA NO. 4 LIMITED PARTNERSHIP                                                        Partnership
MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.                                                 Partnership
MARGARETVILLE CELLULAR TELEPHONE COMPANY                                                   NEW YORK
MCDANIEL CELLULAR TELEPHONE COMPANY                                                        DELAWARE
MIDWEST PAYROLL CORPORATION                                                                DELAWARE
MINFORD CELLULAR TELEPHONE COMPANY                                                         DELAWARE
MINNESOTA INVCO OF RSA # 10, INC.                                                          DELAWARE
MINNESOTA INVCO OF RSA # 11, INC.                                                          DELAWARE
MINNESOTA INVCO OF RSA # 5, INC.                                                           DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.                                                           DELAWARE
MINNESOTA INVCO OF RSA # 8, INC.                                                           DELAWARE
MINNESOTA INVCO OF RSA # 9, INC.                                                           DELAWARE
MISSOURI # 15 RURAL CELLULAR, INC.                                                         MISSOURI
MISSOURI RSA 11, INC.                                                                      DELAWARE
NH #1 RURAL CELLULAR, INC.                                                                 NEW HAMPSHIRE
NORTH CAROLINA RSA # 4, INC.                                                               DELAWARE
NORTH CAROLINA RSA # 6, INC.                                                               CALIFORNIA
NORTH CAROLINA RSA # 9, INC.                                                               NORTH CAROLINA
NORTH CAROLINA RSA 1 PARTNERSHIP                                                           Partnership
OHIO STATE CELLULAR PHONE COMPANY, INC.                                                    FLORIDA
OREGON RSA # 2, INC.                                                                       OREGON
OREGON RSA # 3, INC.                                                                       OREGON
OREGON RSA # 6, INC.                                                                       OREGON
OREGON RSA NO. 2 LIMITED PARTNERSHIP                                                       Partnership
OREGON RSA NO. 3 LIMITED PARTNERSHIP                                                       Partnership
PEACE VALLEY CELLULAR TELEPHONE COMPANY                                                    DELAWARE
PINE ISLAND CELLULAR TELEPHONE COMPANY                                                     DELAWARE
RACINE CELLULAR TELEPHONE COMPANY                                                          Partnership
ROCHESTER CELLULAR TELEPHONE COMPANY, L.P.                                                 Partnership
SCOTT COUNTY CELLULAR TELEPHONE COMPANY                                                    DELAWARE
SHEBOYGAN CELLULAR TELEPHONE CO.                                                           DELAWARE
SOUTH CANAAN CELLULAR TELEPHONE CO. (DELAWARE)                                             DELAWARE
ST. LAWRENCE SEAWAY RSA CELLULAR, LP                                                       Partnership
TENNESSEE # 4 SUB 2, INC.                                                                  TENNESSEE
TENNESSEE RSA # 3, INC.                                                                    DELAWARE
TEXAHOMA CELLULAR TELEPHONE COMPANY                                                        TEXAS
TEXAHOMA CELLULAR, L.P.                                                                    Partnership
TEXAS # 20 RURAL CELLULAR, INC.                                                            TEXAS
TEXAS INVCO OF RSA # 6, INC.                                                               DELAWARE
TOWNSHIP CELLULAR TELEPHONE CO.                                                            DELAWARE
TRI-STATES CELLULAR COMMUNICATIONS, INC.                                                   MISSOURI
TULSA GENERAL PARTNERS, INC.                                                               DELAWARE
UNITED STATES CELLUALAR OPERATING COMPANY OF CUMBERLAND, INC.                              MARYLAND
UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN                                         PENNSYLVANIA
UNITED STATES CELLULAR INVESTMENT CO. OF OKLAHOMA CITY, INC.                               OKLAHOMA
UNITED STATES CELLULAR INVESTMENT COMPANY                                                  DELAWARE
UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE, INC.                              WISCONSIN
UNITED STATES CELLULAR INVESTMENT COMPANY OF GREEN BAY, INC.                               WISCONSIN
UNITED STATES CELLULAR INVESTMENT COMPANY OF PORTSMOUTH, INC.                              NEW HAMPSHIRE
UNITED STATES CELLULAR INVESTMENT COMPANY OF ROCKFORD (f.k.a. ACC of Rockford)             DELAWARE
UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES                               INDIANA
UNITED STATES CELLULAR OPERATING COMPANY                                                   DELAWARE

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                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998







UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR                                         MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS                                   DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA                                       MISSOURI
UNITED STATES CELLULAR OPERATING COMPANY OF DES MOINES                                     IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE                                        IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF EVANSVILLE                                     INDIANA
UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE                                     FLORIDA
UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN                                         MISSOURI
UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA (f.k.a. USCOC of Owensboro)            DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE                                      TENNESSEE
UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE                                       WISCONSIN
UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN                                MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.                        NEW HAMPSHIRE
UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD                                        OREGON
UNITED STATES CELLULAR OPERATING COMPANY OF RICHLAND                                       WASHINGTON
UNITED STATES CELLULAR OPERATING COMPANY OF ROCHESTER                                      MINNESOTA
UNITED STATES CELLULAR OPERATING COMPANY OF TEXAHOMA                                       TEXAS
UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.                                    OKLAHOMA
UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO                                       IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF WAUSAU, INC.                                   WISCONSIN
UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA                                         WASHINGTON
UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.                         Partnership
UNITED STATES CELLULAR TELEPHONE COMPANY GREATER TULSA, L.L.C.                             OKLAHOMA
UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                                                WISCONSIN
USCC PAYROLL CORPORATION                                                                   DELAWARE
USCC REAL ESTATE CORPORATION                                                               DELAWARE
USCIC OF AMARILLO, INC.                                                                    DELAWARE
USCIC OF BROWNSVILLE, INC.                                                                 DELAWARE
USCIC OF FRESNO, INC.                                                                      CALIFORNIA
USCIC OF JACKSON, INC.                                                                     DELAWARE
USCIC OF MCALLEN, INC.                                                                     DELAWARE
USCIC OF NORTH CAROLINA RSA # 1, INC.                                                      DELAWARE
USCOC OF CHARLOTTESVILLE, INC.                                                             VIRGINIA
USCOC OF CORPUS CHRISTI, INC.                                                              TEXAS
USCOC OF GREATER IOWA, INC. (f.k.a. Canton Cellular Telephone Company)                     PENNSYLVANIA
USCOC OF HAWAII 3, INC.                                                                    DELAWARE
USCOC OF IDAHO RSA # 5, INC.                                                               DELAWARE
USCOC OF ILLINOIS RSA # 1, INC.                                                            VIRGINIA
USCOC OF ILLINOIS RSA # 4, INC.                                                            ILLINOIS
USCOC OF IOWA RSA # 1, INC.                                                                IOWA
USCOC OF IOWA RSA # 16, INC.                                                               DELAWARE
USCOC OF JACKSONVILLE, INC. (f.k.a. GTE Mobilnet of Jacksonville, Inc.)                    NORTH CAROLINA
USCOC OF JACK-WIL, INC.                                                                    DELAWARE
USCOC OF MISSOURI RSA # 13, INC.                                                           DELAWARE
USCOC OF MISSOURI RSA # 5, INC.                                                            ILLINOIS
USCOC OF NEW HAMPSHIRE RSA # 2, INC.                                                       DELAWARE
USCOC OF NORTH CAROLINA RSA # 7, INC.                                                      NORTH CAROLINA
USCOC OF OKLAHOMA RSA # 10, INC.                                                           OKLAHOMA
USCOC OF OREGON RSA # 5, INC.                                                              DELAWARE
USCOC OF PENNSYLVANIA RSA NO. 10-B2, INC.                                                  DELAWARE



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                        TELEPHONE AND DATA SYSTEMS, INC.
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1998







USCOC OF PORTLAND, INC.                                                                    MAINE
USCOC OF ROCKFORD, INC. (f.k.a. ACC of Rockford, Inc.)                                     ILLINOIS
USCOC OF SOUTH CAROLINA RSA # 4, INC.                                                      SOUTH CAROLINA
USCOC OF TALLAHASSEE                                                                       FLORIDA
USCOC OF VICTORIA, INC.                                                                    TEXAS
USCOC OF VIRGINIA RSA # 2, INC.                                                            VIRGINIA
USCOC OF VIRGINIA RSA # 3, INC.                                                            VIRGINIA
USCOC OF WASHINGTON 4, INC.                                                                DELAWARE
USCOC OF WILMINGTON, INC. (f.k.a. GTE Mobilnet of Wilmington, Inc.)                        NORTH CAROLINA
VENUS CELLULAR TELEPHONE COMPANY, INC.                                                     DELAWARE
VERMONT RSA NO. 2-B2, INC.                                                                 DELAWARE
VICTORIA CELLULAR CORPORATION                                                              TEXAS
VICTORIA CELLULAR PARTNERSHIP                                                              Partnership
VIRGINIA RSA # 4, INC.                                                                     VIRGINIA
VIRGINIA RSA # 7, INC.                                                                     VIRGINIA
WARD BUTTE JOINT VENTURE                                                                   Partnership
WASHINGTON RSA # 5, INC.                                                                   WASHINGTON
WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP                                               Partnership
WESTERN SUB-RSA LIMITED PARTNERSHIP                                                        Partnership
WILMINGTON CELLULAR PARTNERSHIP                                                            Partnership
WILMINGTON CELLULAR TELEPHONE CO. (f.k.a. GTE Mobilnet of Wilmington II, Inc.)             NORTH CAROLINA
WISCONSIN RSA # 7, INC. (f.k.a. Wisconsin RSA # 7, Inc.)                                   DELAWARE
YAKIMA MSA LIMITED PARTNERSHIP                                                             Partnership
YAKIMA VALLEY PAGING LIMITED PARTNERSHIP                                                   Partnership





                                     Page 8